MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated December 28, 2000 to the
           Statement of Additional Information dated March 22, 2000

         The section captioned "Directors and Officers" beginning on page 20 is amended as follows:

         The biography of Kara W. Y. Tan Bhala appearing on page 21 is hereby removed, and is replaced by the following biographies of Louis Mendes and A. Grace Pineda, who are primarily responsible for the day-to-day management of the Fund's portfolio:

         Louis J. Mendes, III, CFA (36) - Director and Co-Portfolio Manager
         (1)(2) - Director of the Manager since 1998; Member of the Fund's investment management team from 1993 to 2000.

         A. Grace Pineda (44) - Managing Director and Senior Portfolio Manager(1)(2) - First Vice President of the Manager since 1997; Vice President of the Manager from 1989 to 1997.